UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 9, 2005

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 9, 2005, Mannatech, Incorporated issued a press release announcing its results of operations and financial condition for the year ended 2004. On March 10, 2005, Mannatech, Incorporated issued an updated press release related to the announcement of its year end 2004 earnings, which specifically identified the income tax receivable of $4.2 million. A copy of both of these press releases is attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and is incorporated by reference in this report.

Item 8.01.	Other Events.

On March 10, 2005, Mannatech, Incorporated issued a press release announcing its declaration of a cash dividend payable on April 10, 2005 to shareholders of record at the close of business on April 1, 2005. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements or Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Note: The information contained in this report (including all exhibits) is not to be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Exhibit Number	Exhibit
99.1*	Press release dated March 9, 2005 entitled “Mannatech Inc. Announces Another Record-Breaking Year of Annual Sales & Profit”.
99.2*	Press release dated March 10, 2005 entitled “Mannatech, Inc. Announces Another Record-Breaking Year of Annual Sales & Profit”.
99.3*	Press release dated March 10, 2005 entitled “Mannatech, Inc. Declares Dividend”.

*Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: March 11, 2005	By:	/s/ Stephen D. Fenstermacher
	Name:	Stephen D. Fenstermacher
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release dated March 9, 2005 entitled “Mannatech Inc. Announces Another Record-Breaking Year of Annual Sales & Profit”.
99.2*	Press release dated March 10, 2005 entitled “Mannatech, Inc. Announces Another Record-Breaking Year of Annual Sales & Profit”.
99.3*	Press release dated March 10, 2005 entitled “Mannatech, Inc. Declares Dividend”.

*Filed herewith.